Tax	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Tax

(8)	Tax

The Fund intends to elect to be treated, and to qualify annually, as RIC under the Code, for U.S. federal income tax purposes beginning with its taxable year ending December 31, 2023. If the Fund is unable to qualify as a RIC, the Fund will continue to be taxed as a C Corporation for the 2023 taxable year. In order to qualify as a RIC, among other things, the Fund is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income and must meet certain asset diversification requirements on a quarterly basis. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund distributes to its stockholders as dividends and claims dividends paid deductions to compute taxable income. A RIC will not be eligible to utilize net operating losses. However, net operating losses may be available to offset any built-in gain on the Fund’s conversion from a C Corporation to a RIC and would continue to be available if the Fund fails to qualify as a RIC for the 2023 tax year.

The Fund has selected a tax year end of December 31. At December 31, 2022 the tax cost basis of investments was $86,109,570 and gross unrealized depreciation was $29,345,531.

The Fund did not make a distribution as of the year ended December 31, 2022.